Exhibit (j)
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in the Statement of Additional Information and to the incorporation by reference in Post-Effective Amendment Number 78 to the Registration Statement (Form N-1A, No. 002-91577) of our report dated November 21, 2014 on the financial statements and financial highlights of the Deutsche High Income Fund (formerly DWS High Income Fund) (a series of Deutsche Income Trust (formerly DWS Income Trust)) included in the Annual Report for the fiscal year ended September 30, 2014 and our reports dated December 22, 2014 on the financial statements and financial highlights of Deutsche Unconstrained Income Fund (formerly DWS Unconstrained Income Fund) and Deutsche Strategic Government Securities Fund (formerly DWS Strategic Government Fund) (two of the series of Deutsche Income Trust (formerly DWS Income Trust)), respectively, included in each Fund’s Annual Report for the fiscal year ended October 31, 2014.

/s/ Ernst & Young LLP

Boston, Massachusetts
January 26, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A ("Registration Statement") of our report dated December 22, 2014, relating to the financial statements and financial highlights which appears in the October 31, 2014 Annual Report to Shareholders of Deutsche Core Fixed Income Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A ("Registration Statement") of our report dated December 22, 2014, relating to the financial statements and financial highlights which appears in the October 31, 2014 Annual Report to Shareholders of Deutsche Global High Income Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2014 relating to the financial statements and financial highlights which appears in the September 30, 2014 Annual Report to Shareholders of Deutsche Global Inflation Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2014 relating to the financial statements and financial highlights which appears in the September 30, 2014 Annual Report to Shareholders of the Deutsche GNMA Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A (“Registration Statement”) of our report dated November 24, 2014 relating to the financial statements and financial highlights which appears in the September 30, 2014 Annual Report to Shareholders of Deutsche Short Duration Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of Deutsche Income Trust on Form N-1A ("Registration Statement") of our report dated December 22, 2014, relating to the financial statements and financial highlights which appears in the October 31, 2014 Annual Report to Shareholders of Deutsche Ultra-Short Duration Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 26, 2015